UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
July 29, 2015
Date of Report
(Date of earliest event reported)

BLUCORA, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	000-25131	91-1718107
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
10900 NE 8th Street, Suite 800
Bellevue, Washington 98004
(Address of principal executive offices)
(425) 201-6100
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement
On July 29, 2015, Blucora, Inc.’s subsidiary, InfoSpace LLC (“InfoSpace”) and Microsoft Online, Inc. (“Microsoft”) entered into Amendment No. 1 (the “Framework Amendment”) to the Microsoft Advertising Publisher Business Framework Agreement (the “Framework Agreement”) dated August 1, 2014, Amendment No. 1 (the “Paid Services Amendment”) to the Paid Services Schedule to the Framework Agreement dated August 1, 2014 (the “Paid Services Schedule”) and Amendment No. 1 (the “Bing API Amendment”) to the Bing Search API Services Schedule to the Framework Agreement dated June 1, 2015 (the “Bing API Schedule”). The Framework Amendment, the Paid Services Amendment and the Bing API Amendment are referred to herein as the “Amendments” and the Amendments together with the Framework Agreement, Paid Services Schedule and the Bing API Schedule are referred to herein as the “Microsoft Agreements.”
Under the terms of the Microsoft Agreements, InfoSpace will display paid search listings from Microsoft on certain of InfoSpace’s owned and operated search websites, as well as certain websites operated by InfoSpace’s distribution partners, and will receive a percentage of the revenue, if any, that Microsoft collects from such paid search listings.
The Microsoft Agreements include varying exclusivity provisions, pursuant to which InfoSpace is required to display Microsoft’s paid search listings. The nature and extent of these provisions depend upon the geographic region involved, the user’s device type, and Infospace’s existing placement obligations.
The Microsoft Agreements also provide that InfoSpace may use algorithmic search results from Bing subject to a fee payable under certain circumstances as set forth in the Microsoft Agreements.
The foregoing description is a summary, does not purport to be a complete description of the Amendments, and is qualified in its entirety by reference to the Agreements, copies of which will be attached as an exhibit to Blucora’s Quarterly Report on Form 10-Q for the third fiscal quarter of 2015. Blucora intends to submit a confidential treatment request to the Securities and Exchange Commission in accordance with its rules, requesting that the Company be permitted to redact certain portions of the Microsoft Agreements.

Item 7.01.    Regulation FD Disclosure
On July 30, 2015, Blucora issued a press release announcing the execution of an agreement with Microsoft. A copy of that press release is attached hereto as Exhibit 99.1, and incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits

99.1	Press Release Dated July 30, 2015

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUCORA, INC.

By	/s/ Mark A. Finkelstein
Mark A. Finkelstein
Chief Legal & Administrative Officer and Secretary

July 30, 2015

EXHIBIT INDEX

Exhibit No	Description

99.1	Press Release Dated July 30, 2015